EXHIBIT 23.2





            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS



         As independent petroleum consultants, we hereby consent to the incorporation of our Reports included in this Form 10-K into Snyder Oil Corporation's Registration Statements Nos. 33-34446, 33-45213, 33-54809, 33-64219, 333-09877 and 333-71595.

                                      NETHERLAND, SEWELL & ASSOCIATES, INC.



                                      BY /s/ Clarence M. Netherland
                                        ---------------------------------
                                         Clarence M. Netherland
                                         President

Dallas, Texas
February 26, 1999